SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported):  December  8, 2003
                                                             -------------------


                            The Leather Factory, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Delaware
                                     --------
                 (State or Other Jurisdiction of Incorporation)


             1-12368                            75-2543540
     --------------------------                 ----------
     (Commission  File  Number)     (IRS  Employer  Identification  Number)


     3847  East  Loop  820  South,  Fort  Worth,  Texas          76119
     --------------------------------------------------          -----
     (Address  of  Principal  Executive  Offices)             (Zip  Code)


                                (817) 496-4414
                                ---------------
              (Registrant's Telephone Number, Including Area Code)

_____________________________________________________________________________
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  9.  REGULATION  FD  DISCLOSURE

     The Registrant is furnishing the press release attached as Exhibit 9.1 announcing a new member of the Board of Directors. This press release was issued on December 8, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE  LEATHER  FACTORY,  INC.

Date:  December  8,  2003          BY:  /s/  Wray  Thompson
                                        -------------------
                                        Wray Thompson, Chairman of the Board
                                           and Chief Executive Officer

                                                                     EXHIBIT 9.1
                                                                     -----------

            FOR IMMEDIATE RELEASE                    DECEMBER 8, 2003

                 LEATHER FACTORY ANNOUNCES ADDITION TO THE BOARD

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) today announced that Michael A. Nery has joined The Leather Factory, Inc.'s Board of Directors. Mr. Nery's firm manages Nery Capital Partners, L.P., an investment fund that purchased Leather Factory shares in a private transaction announced in September. His prior experience includes securities analysis at Fidelity Management and Research Co. in Boston and later co-management of a Denver-based hedge fund. Mr. Nery is a graduate of Williams College.

Wray Thompson, Chairman and Chief Executive Officer of The Leather Factory, Inc. explained, "Mr. Nery will be a valuable addition to our Board of Directors. His fund's long-term commitment to our company and general philosophy regarding business strategy mirror those of our Board and management."

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is an international marketer and wholesale distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, shoe repair supplies, saddle and tack hardware, and do-it-yourself kits, and is a manufacturer and distributor of fancy hat trims, leather lacing and kits. The Company distributes its products through 30 warehouse distribution units located throughout the U.S. and Canada and through its subsidiary, Tandy Leather Company, via 26 retail stores and mail/telephone/website orders (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".


Contact:  Wray Thompson, The Leather Factory, Inc.               (817) 496-4414
          Shannon Greene, The Leather Factory, Inc.  sgreene@leatherfactory.com

This news release may contain forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory, Inc. are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory, Inc. to differ materially from management's current expectations. Many of these risks and uncertainties are detailed from time to time in TLF's reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q. Investors are reminded that past performance may not be predictive of future results.